                                                                   EXHIBIT 99.10

     Certification Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

I, Michael L. Burrow, certify that:

1. I have reviewed this quarterly report on Form 10-Q of ENGlobal Corporation for the three months ended March 31, 2003;

2. Based on my knowledge, this report does not contain any untrue statement of material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects that financial condition, results of operations and cash flows of the ENGlobal as of, and for, the periods presented in this report;

4. ENGlobal's other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures and internal controls and procedures for financial reporting (as defined in Exchange Act Rules 13a-14 and 15d-14) for ENGlobal and we have:

     o Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the issuer, including in consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

     o Designed such internal controls and procedures for financial reporting, or caused such internal controls and procedures for financial reporting to be designed under their supervision, to provide reasonable assurances that ENGlobal's financial statements are fairly presented in conformity with generally accepted accounting principles;

     o Evaluated the effectiveness of ENGlobal's disclosure controls and procedures and internal controls and procedures for financial reporting as of the end of the period covered by this report ("Evaluation Date");

     o Presented in this report our conclusions about the effectiveness of the disclosure controls and procedures and the internal controls and procedures for financial reporting based on our evaluation as of the Evaluation Date;

     o Disclosed to ENGlobal's auditors and the audit committee of the board of directors (or persons fulfilling the equivalent function):

          a. All significant deficiencies and material weaknesses in the design or operation of internal controls and procedures for financial reporting which could adversely affect ENGlobal's ability to record, process, summarize and report financial information required to be disclosed by ENGlobal in the reports that it files or submits under the Act (15 U. S. C. 78a et seq.), within the time periods specified in the U.S. Securities and Exchange Commission's rules and forms; and

          b. Any fraud, whether or not material, that involves management or other employees who have a significant role in ENGlobal's internal controls and procedures for financial reporting; and

     o Indicated in this report any significant changes in ENGlobal's internal control and procedures for financial reporting or in other factors that could significantly affect internal controls and procedures for financial reporting made during the period covered by this report, including any actions taken to correct significant deficiencies and material weaknesses in ENGlobal's internal controls and procedures for financial reporting.

Date:   May 8, 2003

/s/   Michael L. Burrow
---------------------------
Michael L. Burrow
Chief Executive Officer

     Certification Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

I, Robert W. Raiford, certify that:

5. I have reviewed this quarterly report on Form 10-Q for the three months ended March 31, 2003 of ENGlobal Corporation;

6. Based on my knowledge, this report does not contain any untrue statement of material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

7. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects that financial condition, results of operations and cash flows of the ENGlobal as of, and for, the periods presented in this report;

8. ENGlobal's other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures and internal controls and procedures for financial reporting (as defined in Exchange Act Rules 13a-14 and 15d-14) for ENGlobal and we have:

     o Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the issuer, including in consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

     o Designed such internal controls and procedures for financial reporting, or caused such internal controls and procedures for financial reporting to be designed under their supervision, to provide reasonable assurances that ENGlobal's financial statements are fairly presented in conformity with generally accepted accounting principles;

     o Evaluated the effectiveness of ENGlobal's disclosure controls and procedures and internal controls and procedures for financial reporting as of the end of the period covered by this report ("Evaluation Date");

     o Presented in this report our conclusions about the effectiveness of the disclosure controls and procedures and the internal controls and procedures for financial reporting based on our evaluation as of the Evaluation Date;

     o Disclosed to ENGlobal's auditors and the audit committee of the board of directors (or persons fulfilling the equivalent function):

          a. All significant deficiencies and material weaknesses in the design or operation of internal controls and procedures for financial reporting which could adversely affect ENGlobal's ability to record, process, summarize and report financial information required to be disclosed by ENGlobal in the reports that it files or submits under the Act (15 U. S. C. 78a et seq.), within the time periods specified in the U.S. Securities and Exchange Commission's rules and forms; and

          b. Any fraud, whether or not material, that involves management or other employees who have a significant role in ENGlobal's internal controls and procedures for financial reporting; and

     o Indicated in this report any significant changes in ENGlobal's internal control and procedures for financial reporting or in other factors that could significantly affect internal controls and procedures for financial reporting made during the period covered by this report, including any actions taken to correct significant deficiencies and material weaknesses in ENGlobal's internal controls and procedures for financial reporting.

Date:    May 8, 2003


/s/  Robert W. Raiford
---------------------------------------
Robert W. Raiford
Chief Financial Officer and Treasurer